Exhibit 99.2

MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2004	2003	2004	2003
Net revenue	$182,094	$144,355	$692,791	$542,986
Operating expenses:
Personnel expense	57,631	45,473	218,140	172,318
Medical supplies expense	51,381	38,395	192,814	136,681
Bad debt expense	13,440	10,206	46,717	26,791
Other operating expenses	37,462	34,426	147,952	130,173
Pre-opening expenses	—	3,046	5,531	10,095
Depreciation	10,570	9,983	43,768	40,104
Amortization	290	285	1,160	1,441
Loss on disposal of property, equipment and other assets	114	164	93	258
Impairments of goodwill and long-lived assets	7,227	58,865	7,227	58,865

Total operating expenses	178,115	200,843	663,402	576,726

Income (loss) from operations	3,979	(56,488)	29,389	(33,740)
Other income (expenses):
Interest expense	(7,866)	(6,953)	(28,953)	(25,857)
Interest income	229	270	835	1,373
Loss on debt refinancing	(5,488)	—	(5,488)	—
Other income, net	26	10	43	206
Equity in net earnings of unconsolidated affiliates	916	648	3,540	3,541

Total other expenses, net	(12,183)	(6,025)	(30,023)	(20,737)

Loss before minority interest and income taxes	(8,204)	(62,513)	(634)	(54,477)
Minority interest share of earnings of consolidated subsidiaries	(3,381)	(534)	(6,202)	(5,524)

Loss before income taxes	(11,585)	(63,047)	(6,836)	(60,001)
Income tax benefit (expense)	4,874	986	3,213	(305)

Net loss	$(6,711)	$(62,061)	$(3,623)	$(60,306)

Loss per share, basic and diluted	$(0.37)	$(3.46)	$(0.20)	$(3.35)

Weighted average number of shares, basic and diluted	18,014	17,943	17,984	17,989

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended September 30,			Twelve Months Ended September 30,
	2004	2003	% Change	2004	2003	% Change
Statement of Operations Data:
Net revenue	$182,094	$144,355	26.1%	$692,791	$542,986	27.6%
Adjusted EBITDA(a)	$22,180	$12,809	73.2%	$81,637	$66,928	22.0%
Adjusted EBITDA, before pre-opening expenses (a)	$22,180	$15,855	39.9%	$87,168	$77,023	13.2%
Income (loss) from operations	$3,979	$(56,488)	(107.0)%	$29,389	$(33,740)	(187.1)%
Net loss	$(6,711)	$(62,061)	(89.2)%	$(3,623)	$(60,306)	(94.0)%
Loss per share, basic and diluted	$(0.37)	$(3.46)	(89.3)%	$(0.20)	$(3.35)	(94.0)%

(a)	See Supplemental Financial Disclosure—Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures.

	Three Months Ended September 30,			Twelve Months Ended September 30,
	2004	2003	% Change	2004	2003	% Change
Selected Operating Data (consolidated):
Number of hospitals	12	9		12	9
Licensed beds (a)	704	580		704	580
Staffed and available beds (b)	604	493		604	493
Admissions (c)	11,051	9,186	20.3%	42,382	32,998	28.4%
Adjusted admissions (d)	14,319	11,621	23.2%	53,947	41,213	30.9%
Patient days (e)	36,963	31,478	17.4%	146,177	117,615	24.3%
Adjusted patient days (f)	47,562	39,700	19.8%	185,469	146,717	26.4%
Average length of stay (days) (g)	3.34	3.43	(2.6)%	3.45	3.56	(3.1)%
Occupancy (h)	66.5%	69.4%		66.1%	65.4%
Inpatient Catheterization Procedures	5,894	4,724	24.8%	22,010	17,537	25.5%
Inpatient Surgical Procedures	2,871	2,267	26.6%	10,726	8,750	22.6%
Hospital Division revenue	$167,742	$129,434	29.6%	$635,992	$476,971	33.3%

	Three Months Ended September 30,			Twelve Months Ended September 30,
	2004	2003	% Change	2004	2003	% Change
Selected Operating Data (same facility):
Number of hospitals	9	9		8	8
Licensed beds (a)	580	580		522	522
Staffed and available beds (b)	531	493		489	475
Admissions (c)	9,897	9,186	7.7%	37,705	32,328	16.6%
Adjusted admissions (d)	12,977	11,621	11.7%	48,048	40,244	19.4%
Patient days (e)	33,285	31,478	5.7%	131,413	115,736	13.5%
Adjusted patient days (f)	43,296	39,700	9.1%	166,892	144,000	15.9%
Average length of stay (days) (g)	3.36	3.43	(2.0)%	3.49	3.58	(2.5)%
Occupancy (h)	68.1%	69.4%		73.4%	66.8%
Inpatient Catheterization Procedures	5,040	4,724	6.7%	18,885	17,116	10.3%
Inpatient Surgical Procedures	2,612	2,267	15.2%	9,396	8,512	10.4%
Hospital Division revenue	$146,181	$129,434	12.9%	$538,513	$460,383	17.0%

(a)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(b)	Staffed and available beds represent the weighted average number of beds that are readily available for patient use during the period.

(c)	Admissions represent the number of patients admitted for inpatient treatment.

(d)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(e)	Patient days represent the total number of days of care provided to inpatients.

(f)	Adjusted patient days is a general measure of combined inpatient and outpatient days. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(g)	Average length of stay (days) represents the average number of days inpatients stay in our hospital.

(h)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO GAAP FINANCIAL MEASURES
(Unaudited)

     The following table reconciles Adjusted EBITDA and Adjusted EBITDA, before pre-opening expenses with MedCath’s Net income (loss) as derived directly from MedCath’s consolidated financial statements for the three months and twelve months ended September 30, 2004 and 2003.

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2004	2003	2004	2003
	(in thousands)
Net loss	$(6,711)	$(62,061)	$(3,623)	$(60,306)
Add:
Income tax (benefit) expense	(4,874)	(986)	(3,213)	305
Minority interest share of earnings of consolidated subsidiaries	3,381	534	6,202	5,524
Equity in net earnings of unconsolidated affiliates	(916)	(648)	(3,540)	(3,541)
Other income, net	(26)	(10)	(43)	(206)
Interest income	(229)	(270)	(835)	(1,373)
Interest expense	7,866	6,953	28,953	25,857
Loss on debt refinancing	5,488	—	5,488	—
Impairments of goodwill and long-lived assets	7,227	58,865	7,227	58,865
Loss on disposal of property, equipment and other assets	114	164	93	258
Amortization	290	285	1,160	1,441
Depreciation	10,570	9,983	43,768	40,104

Adjusted EBITDA	$22,180	$12,809	$81,637	$66,928
Add:
Pre-opening expenses	—	3,046	5,531	10,095

Adjusted EBITDA, before pre-opening expenses	$22,180	$15,855	$87,168	$77,023

     The following table reconciles estimated Adjusted EBITDA and Adjusted EBITDA, before pre-opening expenses with MedCath’s estimated Income from continuing operations for the guidance for the fiscal year ending September 30, 2005.

	Fiscal 2005 Guidance Range
	(in millions)
Income from continuing operations	$10.5	$12.0
Add:
Income tax expense	7.0	8.0
Minority interest share of earnings of consolidated subsidiaries	11.2	12.1
Total other expenses, net	33.1	34.2
Amortization	1.2	1.2
Depreciation	42.0	42.5

Adjusted EBITDA	$105.0	$110.0
Add:
Pre-opening expenses	—	—

Adjusted EBITDA, before pre-opening expenses	$105.0	$110.0